                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                                  JULY 17, 1995
                        (Date of earliest event reported)


                               CAMBREX CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
            (State of other jurisdiction as specified in its charter)


            1-10638                                  22-2476135
    (Commission File Number)              (IRS Employer Identification No.)


                              ONE MEADOWLANDS PLAZA
                        EAST RUTHERFORD, NEW JERSEY 07073
               (Address of principal executive offices) (Zip Code)


                                 (201) 804-3000
              (Registrant's telephone number, including area code)

Item 5.  Other Matters

         Attached hereto as Exhibit A is a press release issued by Cambrex Corporation on July 17, 1995, discussing the Company's financial results for the second quarter of 1995.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CAMBREX CORPORATION
                                              (Registrant)


Dated:  July 17, 1995                      By:/s/ Peter E. Thauer
                                              --------------------------
                                           Peter E. Thauer
                                           Vice President-Law and
                                             Environment,
                                           General Counsel and Secretary

                                EXHIBIT INDEX


                          Exhibit A - Press Release